UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2023, the Board of Directors of Eiger BioPharmaceuticals, Inc. (the “Company”) appointed William G. Kachioff to serve as the Company’s Chief Financial Officer. In his capacity as Chief Financial Officer, Mr. Kachioff will serve as the principal financial officer and principal accounting officer of the Company.

Mr. Kachioff, age 57, is an employee of Danforth Advisors, LLC (“Danforth”) and has worked as an executive consultant for life sciences companies since September 2017. Mr. Kachioff served as interim chief financial officer of Aduro Biotech, Inc. (now Chinook Therapeutics), a publicly-traded, clinical-stage cancer immunotherapy company, from January to October 2020, chief financial officer of GenomeDx Biosciences (now known as Veracyte), a cancer diagnostics company, from November 2015 to May 2017, senior vice president and chief financial officer of Biocept, Inc., a molecular diagnostics company, from 2011 to 2015, and chief financial officer of Althea Technologies, Inc., a pharmaceutical contract manufacturer, from 2009 to 2011. Mr. Kachioff graduated from University at Buffalo, State University of New York with a B.S. in Management with concentrations in Accounting and Management of Information Sciences. He is a member of the American Institute of Certified Public Accountants and the Association of Bioscience Financial Officers.

Mr. Kachioff provides consulting services to the Company pursuant to a consulting agreement between the Company and Danforth and receives no compensation directly from the Company. The Company pays Danforth an hourly rate of $525 for Mr. Kachioff’s services. Mr. Kachioff will enter into the Company’s standard indemnification agreement for directors and executive officers.

There are no family relationships between Mr. Kachioff and any of the Company’s directors or executive officers. There are no related person transactions in which Mr. Kachioff had or will have a direct or indirect material interest required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: April 14, 2023

	By:	/s/ David Apelian
David Apelian
Interim Chief Executive Officer